                            COMPLETE MANAGEMENT, INC.

                                   $40,250,000

                       Convertible Subordinated Debentures
                                    Due 2003



                                    INDENTURE


                            Dated as of June 11, 1996



                                 CHEMICAL BANK,

                                     TRUSTEE

                      COMPLETE MANAGEMENT, INC., AS ISSUER

     Reconciliation and tie between Trust Indenture Act of 1939, as amended and Indenture dated as of June 11, 1996


Trust Indenture                                                                                          Indenture
  Act Section                                                                                             Section
---------------                                                                                           --------
Section 310       (a)(1)........................................................................................609
                  (a)(2)........................................................................................609
                  (a)(3).............................................................................Not Applicable
                  (a)(4).............................................................................Not Applicable
                  (b)......................................................................................608, 610
Section 311       (a)........................................................................................613(a)
                  (b)........................................................................................613(b)
Section 312       (a)...........................................................................................701
                                                                                                             702(a)
                  (b)........................................................................................702(b)
                  (c)........................................................................................702(c)
Section 313       (a)........................................................................................703(a)
                  (b)........................................................................................703(b)
                  (c)........................................................................................703(a)
                  (d)........................................................................................703(b)
                  (d) ...................................................................................... 703(c)
Section 314       (a)...........................................................................................704
                  (a)(4)................................................................................  101, 1004
                  (b)................................................................................Not Applicable
                  (c)(1)........................................................................................103
                  (c)(2)........................................................................................103
                  (c)(3).............................................................................Not Applicable
                  (d)................................................................................Not Applicable
                  (e)...........................................................................................103
Section 315       (a)........................................................................................601(a)
                  (b)...........................................................................................602
                                                                                                         .703(a)(6)
                  (c)........................................................................................601(b)
                  (d)........................................................................................601(c)

--------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.



                                       -i-

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

Trust Indenture                                                                                          Indenture
  Act Section                                                                                             Section
---------------                                                                                           --------

                  (d)(1)..................................................................................601(a)(1)
                  (d)(2)..................................................................................601(c)(2)

                  (d)(3)..................................................................................601(c)(3)
                  (e)...........................................................................................514
Section 316       (a)...........................................................................................103
                  (a)(1)(A).....................................................................................502
                                                                                                                512
                  (a)(1)(B).....................................................................................513
                  (a)(2).............................................................................Not Applicable
                  (b)...........................................................................................508
                  (c)........................................................................................104(c)
Section 317       (a)(1)........................................................................................503
                  (a)(2)........................................................................................504
                  (b)..........................................................................................1003
Section 318       (a)...........................................................................................107

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                                TABLE OF CONTENTS


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ARTICLE ONE
Definitions and Other Provisions
of General Application..........................................................................................  1

         SECTION 101. Rules of Construction and Definitions.....................................................  1

         Act....................................................................................................  2
         Affiliate..............................................................................................  2
         Authenticating Agent...................................................................................  2
         Board of Directors.....................................................................................  2
         Board Resolution.......................................................................................  2
         Business Day...........................................................................................  2
         Closing Price............................................................................................3
         Common Stock...........................................................................................  3
         Company................................................................................................  3
         Company Request........................................................................................  3
         Company Order..........................................................................................  3
         Corporate Trust Office.................................................................................  3
         Corporation............................................................................................  3
         Default................................................................................................  3
         Defaulted Interest.....................................................................................  3
         Event of Default.......................................................................................  3
         Exchange Act............................................................................................ 4
         Holder.................................................................................................  4
         Indenture..............................................................................................  4
         Interest Payment Date..................................................................................  4
         Junior Securities......................................................................................  4
         Maturity...............................................................................................  4
         Officer................................................................................................  4
         Officers' Certificate..................................................................................  4
         Opinion of Counsel.....................................................................................  4
         Outstanding............................................................................................  4
         Paying Agent.............................................................................................5
         Person.................................................................................................  5
         Predecessor Security...................................................................................  5
         Redemption Date........................................................................................  5
         Redemption Price.......................................................................................  5
         Regular Record Date..................................................................................... 5

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         Responsible Officer..................................................................................... 6
         Securities.............................................................................................  6
         Security Register......................................................................................  6
         SEC....................................................................................................  6
         Securityholder.........................................................................................  6
         Senior Indebtedness of the Company.....................................................................  6
         Special Record Date..................................................................................... 7
         Stated Maturity......................................................................................... 7
         Subsidiary.............................................................................................  7
         Trust Indenture Act....................................................................................  7
         Trading Day............................................................................................  7
         Trustee................................................................................................  7
         Underwriter..............................................................................................7
         Vice President.......................................................................................... 7
         Voting Stock............................................................................................ 8

         SECTION 102.  Compliance Certificates and Opinions.....................................................  8

         SECTION 103.  Form of Documents Delivered to Trustee.................................................... 9

         SECTION 104.  Acts of Holders..........................................................................  9

         SECTION 105.  Notices, etc., to Trustee and the Company................................................ 10

         SECTION 106.  Notice to Holders; Waiver................................................................ 10

         SECTION 107.  Conflict With Trust Indenture Act........................................................ 11

         SECTION 108.  Effect of Headings and Table of Contents................................................. 11

         SECTION 109.  Successors and Assigns................................................................... 11

         SECTION 110.  Separability Clause...................................................................... 11

         SECTION 111.  Benefits of Indenture.................................................................... 11

         SECTION 112.  Governing Law............................................................................ 11

         SECTION 113.  Legal Holidays........................................................................... 12

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Form of Securities.............................................................................................. 12

         SECTION 201.  Form Generally........................................................................... 12

         SECTION 202.  Form of Face of Security................................................................. 12

         SECTION 203.  Form of Reverse of Security.............................................................. 14

         SECTION 204.  Form of Trustee's Certificate of Authentication.......................................... 17

         SECTION 205.  Form of Election to Convert.............................................................. 17

ARTICLE THREE
The Securities.................................................................................................. 18

         SECTION 301. Title and Terms........................................................................... 18

         SECTION 302.  Denominations............................................................................ 19

         SECTION 303.  Execution, Authentication, Delivery and Dating........................................... 19

         SECTION 304.  Temporary Securities..................................................................... 20

         SECTION 305.   Registration, Registration of Transfer and Exchange.
          ...................................................................................................... 20

         SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities......................................... 21

         SECTION 307.  Payment of Interest; Interest Rights Preserved. ......................................... 22

         SECTION 308.  Persons Deemed Owners. .................................................................. 23

         SECTION 309.  Cancellation. ........................................................................... 24

         SECTION 310.  CUSIP Numbers............................................................................ 24

         SECTION 311.  Computation of Interest.................................................................. 24


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ARTICLE FOUR
Satisfaction and Discharge...................................................................................... 25

         SECTION 401.  Satisfaction and Discharge of Indenture.................................................. 25

         SECTION 402.  Application of Trust Money............................................................... 26

         SECTION 403.  Reinstatement............................................................................ 26

ARTICLE FIVE
Remedies........................................................................................................ 27

         SECTION 501.  Events of Default........................................................................ 27

         SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
          ...................................................................................................... 29

         SECTION 503.  Collection of Indebtedness and Suits for Enforcement
         by Trustee............................................................................................. 30

         SECTION 504.  Trustee May File Proofs of Claim......................................................... 31

         SECTION 505.  Trustee May Enforce Claims Without Possession of
         Securities............................................................................................. 31

         SECTION 506.  Application of Money Collected........................................................... 32

         SECTION 507.  Limitation on Suits...................................................................... 32

         SECTION 508.  Unconditional Right of Holders to Receive Principal
         and Interest and to Convert............................................................................ 33

         SECTION 509.  Restoration of Rights and Remedies....................................................... 33

         SECTION 510.  Rights and Remedies Cumulative........................................................... 33

         SECTION 511.  Delay or Omission Not Waiver............................................................. 33

         SECTION 512.  Control by Holders....................................................................... 34

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                                      -vi-

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         SECTION 513.  Waiver of Past Defaults.................................................................. 34

         SECTION 514.  Undertaking for Costs.................................................................... 34

         SECTION 515.  Waiver of Stay or Extension Laws......................................................... 35

ARTICLE SIX
The Trustee..................................................................................................... 35

         SECTION 601.  Certain Duties and Responsibilities...................................................... 35

         SECTION 602.  Notice of Defaults....................................................................... 36

         SECTION 603.  Certain Rights of Trustee................................................................ 37

         SECTION 604.  Not Responsible for Recitals or Issuance of Securities.
          ...................................................................................................... 38

         SECTION 605.  May Hold Securities...................................................................... 38

         SECTION 606.  Money Held in Trust...................................................................... 38

         SECTION 607.  Compensation and Reimbursement........................................................... 38

         SECTION 608.  Disqualification; Conflicting Interests.................................................. 39

         SECTION 609.  Corporate Trustee Required; Eligibility.................................................. 39

         SECTION 610.  Resignation and Removal; Appointment of Successor.
          ...................................................................................................... 39

         SECTION 611.  Acceptance Of Appointment By Successor................................................... 41

         SECTION 612.  Merger, Conversion, Consolidation or Succession to
         Business............................................................................................... 41

         SECTION 613.  Appointment of Authenticating Agent...................................................... 41

ARTICLE SEVEN
Holders' Lists and Reports by Trustee and Company............................................................... 43

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         SECTION 701.  Company To Furnish Trustee Names And Addresses
         of Holders............................................................................................. 43

         SECTION 702.  Preservation Of Information; Communications To
         Holders................................................................................................ 43

         SECTION 703.  Reports By Trustee. ..................................................................... 44

         SECTION 704.  Reports By Company. ..................................................................... 44

ARTICLE EIGHT
Consolidation, Merger, Conveyance, Transfer or Lease ........................................................... 45

         SECTION 801.  Company May Consolidate, Etc., Only On Certain
         Terms. ................................................................................................ 45

         SECTION 802.  Successor Substituted. .................................................................. 46

         SECTION 803.  Mergers Into The Company................................................................. 46

ARTICLE NINE
Supplemental Indentures......................................................................................... 46

         SECTION 901.  Supplemental Indentures Without Consent of Holders.
          ...................................................................................................... 46

         SECTION 902.  Supplemental Indentures With Consent of Holders.......................................... 47

         SECTION 903.  Execution of Supplemental Indentures. ................................................... 48

         SECTION 904.  Effect of Supplemental Indentures........................................................ 48

         SECTION 905.  Conformity With Trust Indenture Act...................................................... 48

         SECTION 906.  Reference in Securities to Supplemental Indentures. ..................................... 48

ARTICLE TEN
Covenants....................................................................................................... 49

         SECTION 1001.  Payment of Principal and Interest....................................................... 49

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                                     -viii-

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         SECTION 1002.  Maintenance of Office or Agency......................................................... 49

         SECTION 1003.  Money for Security Payments to be Held in Trust......................................... 49

         SECTION 1004.  Statement by Officers as to Default..................................................... 50

         SECTION 1005.  Limitation on Dividends, Redemptions, Etc............................................... 51

         SECTION 1006.  Contingency for Sinking Fund............................................................ 51

         SECTION 1007.  Payment of Taxes and Other Claims....................................................... 52

ARTICLE ELEVEN
Redemption of Securities........................................................................................ 52

         SECTION 1101.  Right of Redemption..................................................................... 52

         SECTION 1102.  Applicability of Article................................................................ 52

         SECTION 1103.  Election to Redeem; Notice to Trustee................................................... 52

         SECTION 1104.  Selection by Trustee of Securities to be Redeemed....................................... 52

         SECTION 1105.  Notice of Redemption.................................................................... 54

         SECTION 1106.  Deposit of Redemption Price............................................................. 55

         SECTION 1107.  Securities Payable on Redemption Date................................................... 55

         SECTION 1108.  Securities Redeemed in Part............................................................. 55

         SECTION 1109.  Conversion Arrangements on Call for Redemption.......................................... 56

ARTICLE TWELVE
Conversion of Securities........................................................................................ 56

         SECTION 1201.  Conversion Privilege and Conversion Price............................................... 56

         SECTION 1202.  Exercise of Conversion Privilege........................................................ 57


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         SECTION 1203.  Fractions of Shares..................................................................... 58

         SECTION 1204.  Conversion Price Adjustments............................................................ 59

         SECTION 1205.  Notice of Adjustments of Conversion Price and
         Minimum Closing Price ................................................................................. 64

         SECTION 1206.  Notice Of Certain Corporate Action. .................................................... 65

ARTICLE THIRTEEN
Subordination of Securities..................................................................................... 68

         SECTION 1301.  Agreements to Subordinate by Company.................................................... 68

         SECTION 1302.  Distribution on Dissolution, Liquidation and
         Reorganization; Subrogation............................................................................ 68

         SECTION 1303.  No Payment in Event of Default on Senior
         Indebtedness........................................................................................... 70

         SECTION 1304.  Payments Permitted...................................................................... 71

         SECTION 1305.  Authorization to Trustee to Effect Subordination........................................ 71

         SECTION 1306.  Notices to Trustee...................................................................... 71

         SECTION 1307.  Trustee as Holder of Senior Indebtedness of the
         Company................................................................................................ 72

         SECTION 1308.  Modification of Terms of Senior Indebtedness of the
         Company................................................................................................ 72

         SECTION 1309.  Certain Conversions Not Deemed Payment.................................................. 72

         SECTION 1310.  Article Applicable to Paying Agents..................................................... 73

ARTICLE FOURTEEN
Right to Require Repurchase..................................................................................... 73

         SECTION 1401.  Right to Require Repurchase............................................................. 73

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         SECTION 1402.  Notice; Method of Exercising Repurchase Right........................................... 74

         SECTION 1403.  Deposit of Repurchased Price............................................................ 75

         SECTION 1404.  Securities Not Repurchased on Repurchase Date........................................... 75

         SECTION 1405.  Securities Repurchased in Part.......................................................... 75

         SECTION 1406.  Certain Definitions..................................................................... 75


         INDENTURE, dated as of June 11, 1996 between COMPLETE MANAGEMENT, INC., a New York corporation (the "Company"), and CHEMICAL BANK, a corporation organized under the laws of the State of New York (the "Trustee").


                             RECITALS OF THE COMPANY


         The Company has duly authorized the creation of an issue of its 8% Convertible Subordinated Debentures Due 2003 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.


                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:


         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101. Rules of Construction and  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article, and words in the singular include the plural and words in the plural include the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles then in effect;

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  (5) "or" is not exclusive; and

                  (6) "including" means including, without limitation.

         "Act" when used with respect to any Holder, has the meaning specified in Section 105.

         "Affiliate" of any specified person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities.

         "Board of Directors" means either the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

         "Board Resolution" means a copy of a resolution certified by the Secretary or Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means any day other than a Saturday or Sunday on which banking institutions in the City of New York, New York by law, regulation or executive order are not required or authorized to close.

         "Closing Price" on any Trading Day with respect to the per share price of Common Stock means the last reported sales price regular way or, in case no such reported sale takes place on such Trading Day, the average of the reported closing bid and asked prices regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotations ("NASDAQ") National Market System or the NASDAQ system, as the case may be, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, or the NASDAQ system, the closing bid price in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose.

         "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1211, shares issuable on conversions of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from such reclassifications.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, "Company" shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its President, a Senior Vice President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated Total Assets" means, as of any date of determination, the consolidated total assets of the Company and its subsidiaries, determined in accordance with generally accepted accounting principles then in effect consistently applied.

         "Corporate Trust Office" means the office of the Trustee in New York, New York, at which at any particular time its corporate trust business shall be principally administered and which at the date of this Indenture is located at 450 West 33rd Street, New York, NY 10001.

         "corporation" means a corporation, association, company, joint stock company or business trust.

         "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" means a Person in whose name a Security is registered on the Security Registrar's books.

         "Indenture" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the Trust Indenture Act that are deemed to be part hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Junior Securities" has the meaning specified in Section 1005.

         "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, upon repurchase or otherwise.

         "Officer" means the Chief Executive Officer, the Chairman of the Board, the President, any Senior Vice President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed by the Chief Executive Officer, the President or a Vice President, and by the Treasurer, Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

         "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                         (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                         (ii) Securities for whose payment or redemption money
                  in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                         (iii) Securities which have been paid pursuant to
                  Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company.

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

         "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, limited liability partnership or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means the previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Redemption Date" or "redemption date" shall mean the date specified for redemption of the Securities by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the August 1 or February 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities" has the meaning specified in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "SEC" means the Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture, the SEC is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Securityholder" means a person in whose name a security is registered on the Security Registrar's books.

         "Senior Indebtedness of the Company" means (a) the principal of, and premium, if any, and unpaid interest (whether accruing before or after filing of any petition in bankruptcy or any similar proceedings by or against the Company and whether or not allowed as a claim in bankruptcy or any similar proceeding) on the following, whether heretofore or hereafter created, incurred, assumed or guaranteed: (i) all indebtedness for borrowed money created, incurred, assumed or guaranteed by the Company (other than indebtedness evidenced by the Securities and indebtedness which by the terms of the instrument creating or evidencing the same is specifically stated to be not superior in right of payment to the Securities); (ii) bankers' acceptances and reimbursement obligations under letters of credit; (iii) obligations of the Company under interest rate and currency swaps, caps, floors, collars or similar agreements or arrangements intended to protect the Company against fluctuations in interest or currency rates; (iv) any other indebtedness evidenced by a note or written instrument; and (v) obligations of the Company under any agreement to lease, or lease of, any real or personal property, which obligations are required to be capitalized on the books of the Company in accordance with generally accepted accounting principles then in effect (other than leases which by their terms are specifically stated to be not superior in right of payment to the Securities), or guarantees by the Company of similar obligations of others; and (b) all deferrals, modifications, renewals or extensions of such indebtedness, and any debentures, notes or other evidence of indebtedness issued in exchange for such indebtedness or to refund the same.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

         "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act as so amended.

         "Trading Day" means a day during which trading in securities generally occurs on the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, on the principal other national or regional securities exchanges on which the Common Stock is then listed, or, if the Common Stock is not listed on a national or regional securities exchange, on the NASDAQ Stock Market or the principal other market on which the Common Stock is then traded.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

         "Underwriters" has the meaning specified in "Underwriting" in the Company's registration statement on Form S-1 No. 333-4262 initially filed with the Securities and Exchange Commission on May 1, 1996 and in any amendments thereto.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

SECTION 102.  Compliance Certificates and Opinions.

         Upon any applications or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (1) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (2) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (3) a statement as to whether, in the opinion of each such individual, such conditions or covenant has been complied with.

SECTION 103.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.  Acts of Holders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee or the Company, as the case may be, deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.  Notices, etc., to Trustee and the Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office, 254 West 31st Street, New York, NY 10001, Attention: Joseph M. Scotti, Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.  Conflict With Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness of the Company and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.  Governing Law.

         THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

SECTION 113.  Legal Holidays.

         In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the

Securities) payment of interest or principal or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or Repurchase Date, or at the Stated Maturity or on such last day for conversion, provided, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity, as the case may be.


                                   ARTICLE TWO

                               Form of Securities


SECTION 201.  Form Generally.

         The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

         The definitive Securities shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 202.  Form of Face of Security.

                            COMPLETE MANAGEMENT, INC.
                 8% Convertible Subordinated Debenture Due 2003

No.                                                             $___________

         Complete Management, Inc., a New York corporation (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of Dollars on August 15, 2003, and to pay interest thereon from June 11, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on August 15 and February 15 in each year, commencing August 15, 1996 at the rate of 8% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the August 1 or February 1 (whether or not a Business Day), as the case may be, next preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York or at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:                                        COMPLETE MANAGEMENT, INC.


                                              By:_____________________________
                                                  Name:
                                                  Title:

Attest:

SECTION 203.  Form of Reverse of Security.

         This Security is one of a duly authorized issue of Securities of the Company designated as its 8% Convertible Subordinated Debentures Due 2003 (herein called the "Securities"), limited in aggregate principal amount to $40,250,000.00 issued and to be issued under an Indenture, dated as of June 11, 1996, (herein called the "Indenture"), between the Company and Chemical Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness of the Company, and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his irrevocable option, at any time and from time to time, on or before the close of business on August 15, 2003, or in case this Security or a portion hereof is called for redemption, through optional redemption by the Company, a sinking fund or otherwise, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the fifth (5th) day preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $14.00 for each share of Common Stock (or at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in the Borough of Manhattan, The City of New York or at any other office or agency maintained by the Company for such purpose, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted matures prior to such Interest Payment Date or has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirements for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).

         The Securities are redeemable, at the Company's option, as a whole or from time to time in part, upon not less than 45 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at his address appearing in the Security Register, on any date on or after June 5, 1999 and prior to maturity, at a Redemption Price equal to 100% of the principal amount together in the case of any such redemption, with accrued but unpaid interest to the Redemption Date, except that the Securities may not be redeemed prior to Maturity unless for a period of 20 consecutive Trading Days ending on the date immediately preceding the date on which notice of the Redemption Date is given, the Closing Price per share of the Common Stock has equaled or exceeded $19.125, subject to adjustment in the case of the same events which would result in an adjustment of the conversion price as provided in Section 1204 of the Indenture with any adjustments to the Closing Price to be effected in the same manner and to the same extent as provided in Section 1204 with respect to adjustments to the conversion price. Interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities (or one or more Predecessor Securities) of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

         If there is a Repurchase Event (as defined in the Indenture), the Company will be required to offer to purchase all Securities outstanding on a date 30 days after the Company gives notice of the Repurchase Event at a purchase price equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the date of purchase.

         In the event of redemption, conversion or repurchase of this Security in part only, a new Security or Securities for the unredeemed, unconverted or unrepurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York or at any other office or agency maintained by the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration or transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent for the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SECTION 204.  Form of Trustee's Certificate of Authentication.

         This is one of the Securities referred to in the within-mentioned Indenture.

                                       CHEMICAL BANK,
                                       as Trustee



                                       By:_________________________________
                                           Authorized Officer

SECTION 205.  Form of Election to Convert.

         To Complete Management, Inc.:

         The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into shares of Common Stock of Complete Management, Inc. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned registered Holder hereof, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:
Portion of Security to be
converted ($1,000 or an
integral multiple thereof):
$

                                       Signature (for conversion only)

                                       If shares of Common Stock are to be
                                       issued and registered otherwise than to
                                       the registered Holder named above, please print or typewrite the name and address, including zip code, and social security or other taxpayer identification number.






                                  ARTICLE THREE

                                 The Securities


SECTION 301. Title and Terms.

         The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to the sum of (a) $35,000,000.00 and (b) such aggregate principal amount (which may not exceed $5,250,000.00 principal amount) of Securities, if any, as shall be purchased by the Underwriters pursuant to an over-allotment option in accordance with the terms and provisions of the Underwriting Agreement dated June 5, 1996 between the Company and National Securities Corporation on behalf of the underwriters named therein.

         The Securities shall be known and designated as the "8% Convertible Subordinated Debentures Due 2003" of the Company. Their Stated Maturity shall be August 15, 2003, and they shall bear interest at the rate of 8% per annum, from June 11, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on August 15 and February 15, commencing August 15, 1996 until the principal thereof is paid or made available for payment.

         The principal of and interest on the Securities shall be payable at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

         The Securities shall be redeemable as provided in Article Eleven hereof.

         The Securities shall be convertible as provided in Article Twelve hereof.

         The Securities shall be subordinated in right of payment to Senior Indebtedness of the Company as provided in Article Thirteen hereof.

         The Securities shall be subject to repurchase by the Company, at the option of the Holders, as provided in Article Fourteen hereof.

SECTION 302.  Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1000 and integral multiples thereof.

SECTION 303.  Execution, Authentication, Delivery and Dating.

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President, or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.  Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305.   Registration, Registration of Transfer and Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office or in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 304, 906, 1108, 1202 or 1402 not involving any transfer.

         The Company shall not be required (i) in the case of a partial redemption of the Securities, to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security upon compliance with the foregoing conditions.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.  Payment of Interest; Interest Rights Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date notwithstanding the fact that such Holder was a Holder on such Regular Record Date, and such Defaulted Interest may be paid by the Company, at its election, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to interest to accrue, which were carried by such other Security.

         In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date and any Security called for redemption on a Redemption Date within such period), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 308.  Persons Deemed Owners.

         Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.  Cancellation.

         All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of in accordance with its customary procedures and a certificate of disposition delivered to the Company, unless by Company Order, the Company directs that canceled certificates be returned to it as directed by a Company Order.

SECTION 310.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

SECTION 311.  Computation of Interest.

         Interest on the Securities shall be computed on the basis of a year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full monthly period for which interest in computed, will be computed on the basis of the actual number of days elapsed in such a 30-day month.

                                  ARTICLE FOUR

                           Satisfaction and Discharge


SECTION 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when either

                  (1)

                         (A) all Securities theretofore authenticated and
                  delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                         (B) all such Securities not theretofore delivered to the Trustee for cancellation

                                (i)    have become due and payable, or

                                (ii)   will become due and payable at their
                         Stated Maturity within one year, or

                                 (iii) are to be called for redemption within
                         one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request. Moneys held pursuant to this Section shall not be subject to the claims of the holders of Senior Indebtedness of the Company pursuant to Article Thirteen.

SECTION 403.  Reinstatement.

         If the Trustee or Paying Agent is unable to apply any money in accordance with Section 402 by reason of any order or judgment or any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 402: provided, however, that if the Company makes any payment of principal of or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE FIVE

                                    Remedies


SECTION 501.  Events of Default.

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Thirteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (2) default in the payment of the principal of any Security when due whether at Maturity, upon redemption, by declaration or otherwise (except a default referred to in paragraph (4) below); or

                  (3) default in the deposit of any sinking fund obligation when such obligation become due or payable, and continuance of such default for a period of 30 days; or

                  (4) default in the payment of the Repurchase Price (as defined in Section 1401) in respect of any Security on the Repurchase Date (as defined in Section 1401) therefor in accordance with the provisions of Article Fourteen and the continuance of such default for a period of 10 days; or

                  (5) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (6) a default under any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company or any Subsidiary in excess of $1,000,000 either for borrowed money or representing any Senior Indebtedness of the Company, which results in such indebtedness: (i) being declared due and payable prior to the date on which it would otherwise become due and payable after the expiration of any applicable grace period or
         (ii) becoming due and payable prior to the date on which it would otherwise become due and payable and the holders of such indebtedness take any action to collect such indebtedness; provided, however, that if such default under such mortgage, indenture or instrument shall be remedied or cured by the Company, or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders of the Securities; and provided, further, that the Trustee (subject to Sections 601 and 602) shall not have any rights, duties, liabilities or responsibilities with respect to such default unless and until the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company, the trustee under any such mortgage, indenture or instrument of indebtedness or the agent of any such holder or holders or the Holder or Holders of any Outstanding Securities and provided, further, that any such default by a Subsidiary shall not constitute an Event of Default unless such Subsidiary or its property also constitutes more than 15% of the Company's Consolidated Total Assets; or

                  (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Subsidiary thereof a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any such Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantive part of their respective property, or ordering the winding up or liquidation of their respective affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; provided, however, that notwithstanding anything in this clause to the contrary, any action by or against a Subsidiary of the Company or its property shall not constitute an Event of Default unless such Subsidiary or its property constitutes 15% or more of the Company's Consolidated Total Assets; or

                  (8) the commencement by the Company or any Subsidiary thereof of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company or any such Subsidiary to the entry of a decree or order for relief in respect of itself in or an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any such Subsidiary, or the filing by the Company or any such Subsidiary of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any such Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Subsidiary or of any substantial part of the property of the Company or any such Subsidiary, or the making by the Company or any such Subsidiary of an assignment for the benefit of creditors, or the admission by the Company or any such Subsidiary in writing of their inability to pay their debts generally as they become due, or the taking of corporate action by the Company or any such Subsidiary in furtherance of any such action; provided, however, that notwithstanding anything in this clause to the contrary, any action by or against a Subsidiary of the Company or its property shall not constitute an Event of Default unless such Subsidiary or its property constitutes 15% or more of the Company's Consolidated Total Assets.

                  The Trustee shall not be charged with knowledge of the identity of any Subsidiary of the Company unless and until the Trustee shall have received written notice thereof at its Corporate Trust Office from the Company or the Holder or Holders of any Outstanding Securities.

SECTION 502.  Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities and any other amounts payable hereunder to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal and all accrued interest shall become immediately due and payable.

         At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                         (i)     all overdue interest on all Securities,

                         (ii) the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

                         (iii) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                         (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel,

         and

                  (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in
         Section 513.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (2) default is made in the payment of the principal of any Security at Maturity thereof (except for a default referred to in clause (4)), or

                  (3) default is made in the deposit of any sinking fund payment when due hereunder, or

                  (4) default is made in the payment of the Repurchase Price in respect of any Security on the Repurchase Date therefor in accordance with the provisions of Article Fourteen and such default continues for a period of 10 days, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company of another obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.  Trustee May File Proofs of Claim.

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.  Trustee May Enforce Claims Without Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.  Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST:  To the payment of all amounts due the Trustee under
         Section 607; and

         SECOND: Subject to Article Thirteen, to the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively.

SECTION 507.  Limitation on Suits.

         No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal and Interest and to Convert.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date) and to convert such Security in accordance with Article Twelve and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.  Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.  Control by Holders.

         The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

SECTION 513.  Waiver of Past Defaults.

         Subject to Section 902 hereof, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of or interest on any Security (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or

                  (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or Repurchase
Date) or for the enforcement of the right to convert any Security in accordance with Article Twelve.

SECTION 515.  Waiver of Stay or Extension Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   The Trustee


SECTION 601.  Certain Duties and Responsibilities.

                  (a)    Except during the continuance of an Event of Default,

                         (1) the Trustee undertakes to perform such duties and
                  only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                         (2) in the absence of bad faith on its part, the
                  Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                         (1) this Subsection shall not be construed to limit
                  the effect of Subsection (a) of this Section;

                         (2) the Trustee shall not be liable for any error of
                  judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                         (3) the Trustee shall not be liable with respect to any
                  action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                         (4) no provision of this Indenture shall require the
                  Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.  Notice of Defaults.

         Within 90 days after the occurrence of any default hereunder, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived, provided, however, that, except in the case of a default in the payment of the principal of or interest on any Security or in the payment of any sinking fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.  Certain Rights of Trustee.

         Subject to the provisions of Section 601:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.  Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 605.  May Hold Securities.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 608 and Section 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, or such other agent.

SECTION 606.  Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.  Compensation and Reimbursement.

         The Company agrees

                  (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder;

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of the principal of or interest on particular Securities.

SECTION 608.  Disqualification; Conflicting Interests.

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws or exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section or Section 310(a)(5) of the Trust Indenture Act, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.  Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company

                  (d) If at any time:

                         (1) the Trustee shall fail to comply with Section 608
                  after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                         (2) the Trustee shall cease to be eligible under
                  Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                         (3) the Trustee shall become incapable of acting or
                  shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 107. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.  Acceptance Of Appointment By Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.  Merger, Conversion, Consolidation or Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.  Appointment of Authenticating Agent.

         The Trustee may upon receipt of a Company Request appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer, partial conversion, partial repurchase or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or to the requirements of said supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company or the Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company or the Trustee, as the case may be. Upon receiving such a notice of resignation or upon such a termination, or in the case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustees's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Securities referred to in the within-mentioned Indenture.

                                       CHEMICAL BANK,
                                       as Trustee



                                       By:__________________________________
                                           As Authenticating Agent



                                       By:
                                           Authorized Officer



                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

SECTION 701.  Company To Furnish Trustee Names And Addresses of Holders.

         The Company will furnish or cause to be furnished to the Trustee

                  (a) semiannually, not later than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.  Preservation Of Information; Communications To Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

                  (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703.  Reports By Trustee.

                  (a) Within 60 days after May 15 of each year, commencing with the year 1997, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed or if not listed on any exchange with the appropriate NASDAQ system, with the SEC and with the Company. The Company will notify the Trustee when the Securities are listed on any stock exchange or any NASDAQ system.

SECTION 704.  Reports By Company.

         The Company shall:

                  (a) File with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange or on any national automated quotation system as may be prescribed from time to time in such rules and regulations;

                  (b) File with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (c) Transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the SEC.


                                  ARTICLE EIGHT

              Consolidation, Merger, Conveyance, Transfer or Lease

SECTION 801.  Company May Consolidate, Etc., Only On Certain Terms.

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

                  (1) the Person formed by such consolidation or into which the Company is merged or the Person which acquired by conveyance, transfer or sale, or which leases the properties and assets of the Company substantially as an entirety shall be a corporation, partnership or trust, organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered by the successor corporation to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 1211;

                  (2) immediately after giving effect to such merger, consolidation, conveyance, transfer, sale or lease, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         For purposes of this Section and Section 802, a conveyance, transfer, sale or lease of the properties and assets of the Company "substantially as an entirety" shall mean a conveyance, transfer or lease of properties and assets of the Company representing 80% or more of the fair value (as determined in good faith by the Board of Directors) of all of the Company's properties and assets on the date of such conveyance, transfer, sale or lease.

SECTION 802.  Successor Substituted.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 803.  Mergers Into The Company.

         The Company shall not permit any other corporation to merge into the Company, unless, after giving effect to such merger, the conditions precedent contained in Clauses (2) and (3) of Section 801 mutatis mutandis, have been complied with.


                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901.  Supplemental Indentures Without Consent of Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (3) to secure the Securities; or

                  (4) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 1211; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided, that such action pursuant to this clause (4) shall not adversely affect the interests of the Holders of the Securities; or

                  (6) to comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

SECTION 902.  Supplemental Indentures With Consent of Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof, or reduce the rate of interest thereon, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of a repurchase pursuant to Article Fourteen, on or after 10 days following the Repurchase Date), or adversely affect the right to convert any Security as provided in Article Twelve (except as permitted by Section 901(4)), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

                  (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of certain defaults hereunder and their consequences provided for in this Indenture; or

                  (3) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

                  (4) modify or affect, in any manner adverse to the Holders, the terms and conditions of the obligations of the Company under Article Fourteen to repurchase the Securities.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905.  Conformity With Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.  Reference in Securities to Supplemental Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE TEN

                                    Covenants

SECTION 1001.  Payment of Principal and Interest.

         The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002.  Maintenance of Office or Agency.

         The Company will maintain in the Borough of Manhattan, City of New York, an office or agency where Securities may be presented or surrendered for payment or conversion, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company initially appoints the Corporate Trust Office of the Trustee as its agency for the foregoing purposes. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (within or outside the Borough of Manhattan) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.  Money for Security Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and/or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the principal of and/or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and

(unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of any such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Statement by Officers as to Default.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, one of the signatories to which shall be the Company's principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, covenants, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 1005.  Limitation on Dividends, Redemptions, Etc.

         The Company or any Subsidiary of the Company may not (i) declare or pay any dividends or make any other distribution on any Junior Securities (other than dividends or distribution payable in Junior Securities), or (ii) purchase, redeem or otherwise acquire or retire for value any Junior Securities, except Junior Securities acquired upon conversion thereof into other Junior Securities, or (iii) permit a Subsidiary of the Company to purchase, redeem or otherwise acquire or retire for value any Junior Securities if, upon giving effect to such dividend, distribution, purchase, redemption or other acquisition, a default in the payment of any interest upon any Security when it becomes due and payable or a default in the payment of the principal of (or Repurchase Price or sinking fund payment for, if any) any Security at its Maturity shall have occurred and be continuing.

         The term "Junior Securities" means (i) shares of the Common Stock, (ii) shares of any other class or classes of capital stock of the Company, (iii) any other non-debt securities of the Company (whether or not such other securities are convertible into Junior Securities), or (iv) debt securities of the Company (other than Senior Indebtedness of the Company and the Securities) as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is expressly provided that such debt securities are not Senior Indebtedness of the Company with respect to, or do not rank pari passu with, the Securities.

SECTION 1006.  Contingency for Sinking Fund.

         If the Company provides for one or more sinking funds for securities or other similar obligations representing indebtedness for money borrowed ranking equal to or junior to the Securities, and such securities have a maturity or weighted average time to maturity which is on or prior to the Stated Maturity of the Securities, the Company will provide a sinking fund for the Securities calculated to retire that amount of Securities equal to the lesser of (i) the same percentage of outstanding Securities prior to maturity as the percentage of the principal amount of such other indebtedness to be retired prior to maturity on the same payment schedule as such other indebtedness or (ii) such amount of Securities necessary to result in the Securities having the same weighted average time to maturity as such securities or other similar indebtedness. Upon the issuance of such securities, the Company will deliver to the Trustee an Officers' Certificate setting forth the sinking fund schedule for the Securities, demonstrating that such schedule has been calculated in accordance with this Section and stating that such schedule complies with the provisions of this Section. Except as set forth herein with respect to the credit against mandatory sinking fund payments and the redemption price, the terms of the sinking fund applicable to the Securities shall, to the extent reasonably administratively acceptable to the Trustee, be the same as those applicable to the relevant indebtedness. The redemption price of the Securities in connection with any sinking fund shall be 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption. The Company may, at its option, receive credit against mandatory sinking fund payments for the principal amount of (i) Securities acquired by the Company and surrendered for cancellation, (ii) Securities previously converted into Common Stock or converted into Common Stock upon the call of such Securities for redemption pursuant to the sinking fund and (iii) Securities redeemed or called for redemption otherwise than through the operation of the sinking fund. If the Company wishes to exercise such option, it shall, not less than 60 days prior to each sinking fund payment date for the Securities, deliver to the Trustee (i) an Officers' Certificate specifying the portion of the sinking fund payment which is to be satisfied by surrendering and crediting Securities, stating the basis of such credit and certifying that the Securities being used as a credit have not previously been so credited and (ii) any Securities to be so surrendered. Not more than 60 days before each sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1104 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1105. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106, 1107 and 1108. All monies deposited to fund the sinking fund which are not required by the Trustee for redemption of Securities through operation of the sinking fund shall be promptly refunded to the Company.

SECTION 1007.  Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon it or upon its income, profits or property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and further provided that no failure to comply with the terms of this Section shall constitute a default hereunder until such time as a final non-appealable judgment shall have been rendered against the Company for any such taxes, assessments or governmental charges.


                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.  Right of Redemption.

         The Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after June 5, 1999, at the Redemption Price specified in the form of Security hereinbefore set forth for redemptions, together with accrued interest to the Redemption Date except that the Securities may not be redeemed prior to maturity unless for a period of 20 consecutive Trading Days immediately preceding the date on which notice of the Redemption Date is given, the Closing Price per share of the Common Stock has equaled or exceeded $19.125, (the "Minimum Closing Price") subject to adjustment in the case of the same events which would result in an adjustment of the conversion price as provided in Section 1204 of this Indenture with any adjustments to the Redemption Price to be effected in the same matter and to the same extent as provided in Section 1204 with respect to adjustments to the conversion price. Prior to the mailing of any notice of the foregoing redemption pursuant to Section 1105, the Company shall deliver to the Trustee an Officers' Certificate evidencing compliance with the foregoing restriction.

SECTION 1102.  Applicability of Article.

         Redemption of Securities at the election of the Company, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days and no more than 90 days prior to the Redemption Date fixed by the Company (unless a shorter redemption price shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and provide a copy of the notice of redemption to be given to Holders of Securities to be redeemed pursuant to Section 1105.

SECTION 1104.  Selection by Trustee of Securities to be Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of the Securities of a denomination larger than $1,000.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

         The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 45 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

         All notices of redemption shall state:

                  (1)    the Redemption Date,

                  (2)    the Redemption Price,

                  (3) if less than all the Outstanding Securities are to be redeemed, the identification (including, if relevant, CUSIP number and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion,

                  (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (7) that the redemption is pursuant to the contingent sinking fund, if such is the case.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, upon Company Request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.  Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

         If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.  Securities Payable on Redemption Date.

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to the terms and the provisions of Section 307.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

SECTION 1108.  Securities Redeemed in Part.

         Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1109.  Conversion Arrangements on Call for Redemption.

         Notwithstanding anything to the contrary contained in this Indenture, in connection with any redemption of Securities, the Company, by an agreement with one or more investment bankers or other purchasers, may arrange for such purchasers to purchase all Securities called for redemption (the "Called Securities") which are either (i) surrendered for redemption or (ii) not duly surrendered for redemption or conversion prior to the close of business on fifth day prior to the Redemption Date, and to convert the same into shares of Common Stock, by the purchasers' depositing with the Trustee (acting as Paying Agent with respect to the deposit of such amount and as conversion agent with respect to the conversion of such Called Securities), in trust for the Holders of the Called Securities, on or prior to the Redemption Date in the manner agreed to by the Company and such purchasers, an amount sufficient to pay the Redemption Price, payable by the Company on redemption of such Called Securities. In connection with any such arrangement for purchase and conversion, the Trustee as Paying Agent shall pay on or after the Redemption Date such amounts so deposited by the purchasers in exchange for Called Securities surrendered for redemption prior to the close of business on the fifth day prior to the Redemption Date and for all Called Securities surrendered after such Redemption Date. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Company to pay the Redemption Price of such Called Securities shall be satisfied and discharged to the extent such amount is so paid by such purchasers, provided, however, that nothing in this Section 1109 shall in any way relieve the Company of the obligations to pay such Redemption Price on all Called Securities to the extent such amount is not so paid by said purchasers. For all purposes of this Indenture, any Called Securities surrendered by the Holders for redemption, and any Called Securities not duly surrendered for redemption or conversion prior to the close of business on the fifth day prior to the Redemption Date, shall be deemed acquired by such purchasers from such Holders and surrendered by such purchasers for conversion and shall in all respects be deemed to have been converted, all as of immediately prior to the close of business on the fifth day prior to the Redemption Date, subject to the deposit by the purchasers of the above amount as aforesaid. Nothing in this
Section 1109 shall in any way limit the right of any Holder of a Security to convert his Security pursuant to the terms of this Indenture any time prior to the close of business on the fifth day preceding the Redemption Date.


                                 ARTICLE TWELVE

                            Conversion of Securities

SECTION 1201.  Conversion Privilege and Conversion Price.

         Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company, at the conversion price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on August 15, 2003. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the fifth day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Common Stock shall be delivered upon conversion (herein called the "conversion price") shall be initially $14.00 per share of Common Stock. The conversion price shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d), (e) and (f) of Section 1204.

         In case the Company shall by dividend or otherwise, declare or make a distribution on its Common Stock referred to in paragraph (a) or (d) of Section 1204 which does not give rise to a conversion price adjustment pursuant to paragraphs (a) or (d) of Section 1204, the Holder of each Security, upon the conversion thereof pursuant to this Article subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution shall be entitled to receive for each share of Common Stock into which such Security is converted, the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock, provided that, at the election of the Company (such election shall be evidenced by a Board Resolution) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution). If any conversion of a Security described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of the Security so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a Board Resolution) to distribute to such Holder a due bill for the evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled, provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

SECTION 1202.  Exercise of Conversion Privilege.

         In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency maintained by the Company pursuant to Section 1002, accompanied by written notice to the Company (in the form set forth on the reverse of the Securities) at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except for Securities whose Maturity is prior to such Interest Payment Date and Securities called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and subject to the fourth paragraph of
Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

         Securities shall be deemed to have been converted immediately prior to the close of business on the last day prior to the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at such office or agency a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1203.

         In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

SECTION 1203.  Fractions of Shares.

         No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock at the close of business on the last day prior to the day of conversion (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).





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



SECTION 1204.  Conversion Price Adjustments.

         The conversion price shall be subject to adjustment (without duplication) from time to time as follows:

         (a) In case the Company shall declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its Common Stock or shall declare or make a dividend or other distribution on any other class of capital stock of the Company or any Subsidiary not wholly owned by the Company which dividend or distribution includes Common Stock the conversion price in effect at the time of the record date for such dividend or distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the record date for such dividend or distribution and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such adjustment to become effective immediately after the record date for such dividend. Any shares of Common Stock of the Company issuable in payment of a dividend shall be deemed to have been issued immediately prior to the time of the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock of the Company under subsections (c) and (d) below. For the purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock of the Company held in the treasury of the Company. In the event that any such dividend or distribution is not paid or made, the conversion price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to pay or make such dividend or distribution, to the conversion price which would be then in effect if such record date had not been fixed. Such adjustments shall be made successively whenever any event specified above shall occur.

         (b) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (c) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase shares of its Common Stock (or securities convertible into shares of its Common Stock) at a price per share (or having an initial conversion price per share) less than the Current Market Price (as defined in subsection (h) below) of a share of Common Stock of the Company on such record date, the conversion price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock of the Company outstanding on such record date plus the number of shares of Common Stock of the Company which the aggregate offering price of the number of shares of such Common Stock so offered (or the aggregate initial conversion price of the convertible securities so offered) would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock of the Company outstanding on such record date plus the number of additional shares of Common Stock of the Company offered for subscription or purchase (or into which the convertible securities so offered are initially convertible). For the purposes of this subsection (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed and shall become effective immediately after such record date. In the event that such rights or warrants are not so issued, the conversion price then in effect shall be readjusted, effective as of the date when the Board of Directors determines not to issue such rights or warrants, to the conversion price which would then be in effect if such record date had not been fixed.

         (d) In case the Company shall fix a record date for making a distribution by dividend or otherwise to holders of shares of its Common Stock or holders (other than the Company or Whole Subsidiaries) of capital stock of any Subsidiary, (i) of evidences of indebtedness of the Company or any Subsidiary of the Company, (ii) of assets (including shares of any class of capital stock, cash or other securities, but excluding any rights or warrants referred to in subsection (c) or securities referred to in subsection (e), excluding any dividend or distribution referred to in subsection (a) and excluding any dividend or distribution paid exclusively in cash out of retained or current earnings) or (iii) of rights or warrants entitling the holders thereof to receive upon payment of the consideration set forth therein shares of capital stock of the Company (excluding those referred to in subsection (c) above), in each such case the conversion price shall be adjusted so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock of the Company outstanding on such record date multiplied by the Current Market Price per share on such record date, less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a Board Resolution) on the date of the effectiveness of such conversion price adjustment of said shares or evidences of indebtedness or assets or rights or warrants so distributed, and of which the denominator shall be the number of shares of Common Stock of the Company outstanding on such record date multiplied by such Current Market Price per share, such reduction to become effective immediately prior to the opening of business on the day following the later of (a) the date fixed for the payment of such distribution and (b) the date 20 days after the notice relating to such distribution is given pursuant to Section 1206(a). If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (d) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share pursuant to subsection (h) of this Section.

         (e) In case the Company shall issue or distribute shares of Common Stock, (excluding shares issued (i) in any of the transactions described in subsection (a) above, (ii) upon conversion or exchange of securities convertible into or exchangeable for Common Stock of the Company described in subsection (f) below, (iii) to employees or consultants under the Company's 1995 Stock Option Plan, as now in effect or hereafter amended, if such shares would otherwise be included in this Section 1204(e), (iv) to the Company's employees or consultants under bona fide benefit plans, employment agreements or consulting agreements adopted by the Company's Board of Directors and approved by its stockholders or granted at an exercise price of at least 100% of the fair market value of the shares on the date of grant whether or not approved by stockholders, if such shares would otherwise be included in this Section 1204(d) (but only to the extent that the aggregate number of shares excluded by this subdivision (iv), and issued after the date of this Indenture shall not exceed 10% of the Company's Common Stock outstanding at the time of any such issuance), (v) upon exercise of rights or warrants issued to the holders of Common Stock of the Company, (vi) to acquire, or in connection with the acquisition of, all or any portion of a business as a going concern, whether such acquisition shall be effected by purchase of assets, exchange of securities, merger, consolidation or otherwise, (vii) in connection with the entry into a medical practice or other professional practice management agreement by the Company for a term of at least 5 years, (viii) upon exercise of rights or warrants issued in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to this Section 1204 (without regard to subsection (j) of this Section 1204) with respect to the transaction giving rise to such rights (provided, however, that in the case of any event described in Subsections (v) through (viii) above, the Board of Directors has determined that the consideration received for such shares of Common Stock equals the current Market Price of such Common Shares on the date of their issuance), or (ix) pursuant to an offering effected at a discount of less than 5% from the Current Market Price per share determined as provided in Section 1204(h) below) for a consideration per share less than the Current Market Price per share on the date the Company fixes the offering price of such additional shares, the conversion price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock of the Company outstanding immediately prior to the issuance of such additional shares plus the number of shares of Common Stock of the Company which the aggregate consideration received (determined as provided in subsection (g) below) for the issuance of such additional shares would purchase at the Current Market Price per share, and of which the denominator shall be the number of shares of Common Stock of the Company outstanding immediately after the issuance of such additional shares. For the purposes of this subsection (e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. Such adjustment shall be made successively whenever such an issuance is made and shall become effective immediately after such issuance.

         (f) In case the Company shall issue any securities, other than up to an additional $3,000,000 face amount of 8% Convertible Subordinated Notes due March 20, 2001, convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in subsections (c) and (d) above, or the Securities) for a consideration per share of Common Stock of the Company initially deliverable upon conversion or exchange of such securities (determined as provided in subsection (g) below) less than the Current Market Price per share in effect immediately prior to the issuance of such securities, the conversion price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the conversion price in effect immediately prior thereto by a fraction, of which the numerator shall be the number of shares of Common Stock of the Company outstanding immediately prior to the issuance of such securities plus the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection (g) below) for such securities would purchase at the Current Market Price per share, and of which the denominator shall be number of shares of Common Stock outstanding immediately prior to such issuance plus the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. For the purposes of this subsection (f), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. Such adjustment shall be made successively whenever such an issuance is made and shall become effective immediately after such issuance.

Upon the termination of the right to convert or exchange such securities, the conversion price shall forthwith be readjusted to such conversion price as would have obtained had the adjustments made upon the issuance of such convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon conversion or exchange of such securities and upon the basis of the consideration actually received by the Company (determined as provided in subsection (g) below) for such securities.

         (g) For purposes of any computation respecting consideration received pursuant to subsections (e) and (f) above, the following shall apply:

         (i) in the case of the issuance of hsares of Common Stock of the Company for cash, the consideration shall be the amount of such cash, provided that in no case shall any deductionsbe made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

         (ii) in the case of the issuance of shares of Common Stock of the Company for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined by the Board of Directors

         (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board Resolution; and

         (iii) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock of the Company, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the isuance of such securities plus the additional minimum consideration, if any to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in subparagraphs (i) and (ii) of this subsection (g)).

         (f) For the purpose of any computation under subsections (c), (d), (e) and (f) above the "Current Market Price" per share at any date shall be deemed to be the average of the daily Closing Prices for 30 consecutive Trading Days commencing 45 Trading Days before such date.

         (i) In any case in which this Section 1204 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock of the Company issuable upon such conversion by reason of the adjustment required by such event over and above the shares of Common Stock of the Company issuable upon such conversion before giving effect to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share of Common Stock of the Company pursuant to Section 1203; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares of Common Stock of the Company, and such cash, upon the occurrence of the event requiring such adjustment.

         (j) No adjustment in the conversion price need be made unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any such adjustment which is not required to be made by reason of this subsection (j) shall be carried forward and taken into account in any subsequent adjustment.

         (k) All calculations under this Section 1204 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (l) Notwithstanding any other provision of this Section 1204, no adjustment to the conversion price shall reduce the conversion price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the conversion price to such par value. The Company hereby covenants not to take any action (i) to increase the par value per share of the Common Stock other than in connection with one or more reverse stock splits or
(ii) that would or does result in any adjustment in the conversion price that, if made without giving effect to the previous sentence, would cause the conversion price to be less than the then par value share of the Common Stock; provided, however, that the covenant in this sentence shall be suspended if within 10 days of determining in good faith that such action would result in such adjustment (but no later than the Business Day following the effectiveness of such adjustment), the Company gives a notice under Section 1103 and effects the redemption referred to in such notice on the Redemption Date referred to herein, but shall be retroactively reinstated if such notice or redemption does not occur.

SECTION 1205.  Notice of Adjustments of Conversion Price and Minimum Closing
Price.

         Whenever the conversion price is adjusted as provided in this Section 1204 or the Minimum Closing Price is adjusted as provided in Sections 1101 and 1204 or the Holders become entitled to receive evidences of indebtedness, shares of capital stock, cash or assets in connection with the conversion of the Securities in accordance with the third paragraph of Section 1201 (an "Entitlement"), the Company shall promptly file with the Trustee and each Conversion Agent (i) an Officers' Certificate in the case of an adjustment pursuant to subsection (a) of this Section 1204, or (ii) both an Officers' Certificate and a certificate of a firm of independent public accountants, in the case of any other adjustment or an Entitlement, which Officers' Certificate and certificate of independent public accountants shall conform to the provisions of Section 102, in each case setting forth the conversion price and Minimum Closing Price after such adjustment or the amount and nature of such Entitlement and setting forth a brief statement of the facts requiring such adjustment or Entitlement and the computation thereof, which Officers' Certificate and certificate of the firm of independent public accountants shall be conclusive evidence of the correctness of any such adjustment or Entitlement, and promptly after such filing the Company shall mail or cause to be mailed a notice of such adjustment or Entitlement to each Securityholder at his last address as the same appears on the Security Register. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such Officers' Certificate or certificate except to exhibit the same to any Holder of Securities desiring inspection thereof.

SECTION 1206.  Notice Of Certain Corporate Action.

         In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than exclusively in cash; or

                  (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding rights, warrants, or options issuable in connection with any employee benefit plan); or

                  (c) of any reclassification of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the

         Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company.

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record, effective or expiration date hereinafter specified a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

SECTION 1207.  Company to Reserve Common Stock.

         The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then deliverable upon the conversion of all outstanding Securities. All shares of Common Stock which shall be so deliverable shall be duely and validly issued and fully paid and nonassessable.

SECTION 1208.  Taxes on Conversions.

         The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 1209.  Covenant as to Common Stock.

         The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and non-assessable and, except as provided in Section 1208, the Company will pay all taxes, liens and charges with respect to the issue thereof.

SECTION 1210.  Cancellation of Converted Securities.

         All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

SECTION 1211.  Provisions in Case of Consolidation, Merger or Sale of Assets.

         Subject to any applicable right of each Holder of Securities to cause the Company to purchase his Securities upon a Repurchase Event pursuant to the provisions of Article Fourteen of this Indenture, in case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1201, to convert such Security only into the kind and amount of securities, cash and other property receivable, if any, upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("constituent Person"), or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

SECTION 1212.  Company to Cause Registration of Common Stock.

         The Company covenants that if any shares of Common Stock, required to be reserved for purposes of conversion of Securities hereunder, require registration with or approval of any governmental authority under any Federal or State law, or listing upon any national securities exchange, before such shares may be issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed, as the case may be.

SECTION 1213.  Disclaimer by Trustee of Responsibility for Certain Matters.

         Subject to Section 601, the Trustee shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the conversion price or Minimum Closing Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity, value, kind or amount of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security, and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or, subject to Section 601, to comply with any of the covenants of the Company contained in this Article. Each conversion agent other than the Company shall have the same protection under this Section as the Trustee.


                                ARTICLE THIRTEEN

                           Subordination of Securities

SECTION 1301.  Agreements to Subordinate by Company.

         The Company, for itself, its successors and its assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that payment by the Company of the principal of and interest on each and all of the Securities is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness of the Company.

SECTION 1302. Distribution on Dissolution, Liquidation and Reorganization; Subrogation.

         Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether voluntary or involuntary in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company or otherwise (subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness of the Company and the holders thereof, with respect to the Securities and the holders thereof, by a lawful plan of reorganization under applicable bankruptcy law),

                  (a) the holders of all Senior Indebtedness of the Company shall be entitled to receive payment in full of the principal thereof, premium, if any, and the interest due thereon before the Holders of the Securities are entitled to receive any payment upon the principal of or interest or indebtedness evidenced by the Securities or on account of any other monetary claims, including such monetary claims as may result from rights of repurchase or rescission, under or in respect of the Securities; and

                  (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Thirteen shall be paid by the liquidating trustee or agent or other Person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, premium, if any, and interest on the Senior Indebtedness of the Company, held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness of the Company remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Company; and

                  (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Holders of the Securities or by the Trustee before all Senior Indebtedness of the Company is paid in full, such payment or distribution shall be paid over to the holders of such Senior Indebtedness of the Company, or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness of the Company may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness of the Company remaining unpaid until all such Senior Indebtedness of the Company shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Company.

         Subject to the payment in full of all Senior Indebtedness of the Company, the Holders of the Securities shall be subrogated to the rights of the holders of Senior Indebtedness of the Company to receive payments or distributions of cash, property or securities of the Company applicable to Senior Indebtedness of the Company until the principal of and interest on the Securities shall be paid in full and no such payments or distributions to the Holders of the Securities of cash, property or securities otherwise distributable to the holders of Senior Indebtedness of the Company shall, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Securities. It is understood that the provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Indebtedness of the Company, on the other hand. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness of the Company and the Holders of the Securities, the obligations of the Company, which are unconditional and absolute, to pay to the Holders of the Securities the principal of and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders of the Securities and the creditors of the Company other than the holders of Senior Indebtedness of the Company, nor shall anything herein or in the Securities prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Senior Indebtedness of the Company in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any payment or distribution of assets of the Company referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 601, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of Senior Indebtedness of the Company and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

         The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company. The Trustee shall not be liable to any such holder if it shall pay over or distribute to or on behalf of Holders of the Securities or the Company monies or assets to which any holder of Senior Indebtedness of the Company shall be entitled by virtue of this Article Thirteen.

         Nothing in this Article Thirteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

         If the Trustee or any Holder of Securities does not file a proper claim or proof of debt in the form required in any proceeding referred to above prior to thirty (30) days before the expiration of the time to file such claim in such proceeding, then the holder of any Senior Indebtedness of the Company or any trustee, representative or agent therefor is hereby authorized, and has the right, to file an appropriate claim or claims for or on behalf of such Holders of Securities.

SECTION 1303.  No Payment in Event of Default on Senior Indebtedness.

         No payment by the Company on account of principal or interest on the Securities, and no payment in respect of sinking fund requirements, if any, the Redemption Price or any Repurchase Price shall be made before amounts then due for principal, premium, if any, and interest on Senior Indebtedness of the Company have been made or duly provided for in money or money's worth if (i) there is an event of default on or under any Senior Indebtedness with respect to the payment of all or any portion of any Senior Indebtedness; or (ii) there shall exist a default in any covenant with respect to any Senior Indebtedness (other than as specified in clause (i) of this sentence) and, in such event, such default shall not have been cured or waived or shall not have ceased to exist, the Trustee and the Company shall have received written notice from the holder of such Senior Indebtedness or if there is more than one holder of such Senior Indebtedness from the trustee, representative or agent of the holders of such Senior Indebtedness stating that no payment shall be made with respect to the Securities and such default would permit the maturity of such Senior Indebtedness (if not already due and payable) to be accelerated, provided that no such default will prevent any payment on or in respect of the Securities for more than 120 days unless the maturity of such Senior Indebtedness has been accelerated, except for a payment under Article Eleven and Section 1006 if, at the time of mailing of notice of redemption pursuant to Section 1105 relating to such payment, there is no event of default on or under Senior Indebtedness of the Company known to the Trustee.

SECTION 1304.  Payments Permitted.

         Nothing contained in this Indenture or in any of the Securities shall
(a) affect the obligations of the Company to make, or prevent the Company from making, at any time except as provided in Sections 1302 and 1303, payments of principal of, or interest on the Securities or (b) prevent the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of, or interest on the Securities, unless the Trustee shall have received at is Corporate Trust Office written notice of any event prohibiting the making of such payment except as provided in Section 1303 with respect to payments under Article Eleven and Section 1006.

SECTION 1305.  Authorization to Trustee to Effect Subordination.

         Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article Thirteen and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1306.  Notices to Trustee.

         Notwithstanding the provisions of this Article or any provisions of this Indenture, neither the Trustee nor any Paying Agent (other than the Company) shall be charged with the knowledge of the existence of any Senior Indebtedness of the Company or of any event which would prohibit the making of any payment of monies to or by the Trustee or such Paying Agent, unless and until the Trustee or such Paying Agent shall have received (in the case of the Trustee, at its Corporate Trust Office) written notice thereof from the Company or from the holder of any Senior Indebtedness of the Company or from the trustee, representative or agent for any such holder, together with proof satisfactory to the Trustee for any such holding of Senior Indebtedness of the Company or of the authority of such trustee, representative or agent; provided, however, that if at least two Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of either the principal of, or interest on any Security) the Trustee shall not have received with respect to any such monies the notice provided for in this Section 1306, then, anything herein to the contrary notwithstanding, the Trustee shall have the full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such two Business Days prior to such date. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee, representative or agent on behalf of such holder) to establish that such a notice has been given by a holder of Senior Indebtedness of the Company or a trustee, representative or agent on behalf of any such holder. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness of the Company to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness of the Company held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article Thirteen and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1307.  Trustee as Holder of Senior Indebtedness of the Company.

         The Trustee shall be entitled to all the rights set forth in this Article Thirteen with respect to any Senior Indebtedness of the Company at any time held by it to the same extent as any other holder of Senior Indebtedness of the Company and nothing in Section 311 of the Trust Indenture Act or in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

SECTION 1308.  Modification of Terms of Senior Indebtedness of the Company.

         Any renewal or extension of the time of payment of any Senior Indebtedness of the Company or the exercise by the holders of Senior Indebtedness of the Company of any of their rights under any instrument creating or evidencing Senior Indebtedness of the Company, including, without limitation, the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee.

         No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action (collectively an "Action") in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Indebtedness of the Company is outstanding or of such Senior Indebtedness of the Company, whether or not the Action is in accordance with the provisions of any applicable document, shall in any way alter or affect any of the provisions of this Article Thirteen or of the Securities relating to the subordination thereof.

SECTION 1309.  Certain Conversions Not Deemed Payment.

         For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve shall not be deemed to constitute a payment or distribution on account of the principal of or interest on Securities or on account of the purchase of other acquisition of Securities unless (i) such conversion would result in a change of control for purposes of Section 382 of the Internal Revenue Code and the rules and regulations promulgated thereunder, and (ii) such change in control would result in the loss of, or a limitation on, the annual availability of net operating losses to the Company for tax purposes, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security, to convert such Security in accordance with Article Thirteen.

SECTION 1310.  Article Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Thirteen shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1307 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.


                                ARTICLE FOURTEEN

                           Right to Require Repurchase

SECTION 1401.  Right to Require Repurchase.

         In the event that there shall occur a Repurchase Event (as defined in Section 1406), then each Holder shall have the right, at such Holder's option, to require the Company to purchase, and upon the exercise of such right, the Company shall, subject to the provisions of Section 1303, purchase, all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 30 days after the date the Company gives notice of the Repurchase Event as contemplated in Section 1402(a) at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date. Such right to require the repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article Four.

SECTION 1402.  Notice; Method of Exercising Repurchase Right.

                  (a) On or before the 15th day after the Repurchase Event, the Company, or, upon Company Request, the Trustee (in the name and at the expense of the Company), shall give notice of the occurrence of the Repurchase Event and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to each Holder of the Securities at such Holder's address appearing in the Security Register. The Company shall at the same time also deliver a copy of such notice of a repurchase right to the Trustee.

         Each notice of repurchase right shall state:

                         (1)    the Repurchase Date,

                         (2) the date by which the repurchase right must be exercised,

                         (3)    the Repurchase Price, and

                         (4) the instructions a Holder must follow to exercise a repurchase right.

         No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Repurchase Event.

                  (b) To exercise the repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) and to the Trustee on or before the fifth (5th) day prior to the Repurchase Date (i) written notice of Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and
         (ii) the Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable following the close of business on the fifth (5th) day prior to the Repurchase Date, provided, however, that the Company, in its sole and absolute discretion, may consent to the withdrawal of any Securities after such date and prior to the Repurchase Date. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date.

                  (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall on the Repurchase Date pay or cause to be paid in cash to the holder thereof the Repurchase Price of the Security or Securities as to which the repurchase right had been exercised. In the event that a repurchase right is exercised with respect to less than the entire principal amount of a surrendered Security, the Company shall execute and deliver to the Trustee and the Trustee shall authenticate for issuance in the name of the Holder a new Security or Securities in the aggregate principal amount of the unrepurchased portion of such surrendered Security.

SECTION 1403.  Deposit of Repurchased Price.

         Prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Repurchase Price of the Securities which are to be repurchased on the Repurchase Date.

SECTION 1404.  Securities Not Repurchased on Repurchase Date.

         If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at a rate per annum borne by such Security.

SECTION 1405.  Securities Repurchased in Part.

         Any Security which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

SECTION 1406.  Certain Definitions.

         For purposes of this Article:

                  (a) "Fundamental Change" means the occurrence of any transaction or event in connection with which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute the right to receive consideration (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise) which is not all or substantially all common stock which is (or, upon consummation of or immediately following such transaction or event, will be) listed on a national securities exchange or approved for quotation in any NASDAQ system or any similar system of automated dissemination of quotations of securities prices. A Fundamental Change shall not include any acquisition of Common Stock by any person or group so long as it does not result in termination of such listing or approval for quotation. For purposes of the definition of a "Fundamental Change," (i) "substantially all of the Common Stock" shall mean at least 85% of the Common Stock outstanding immediately prior to the transaction giving rise to a Fundamental Change, and (ii) consideration shall be "substantially all common stock" if at least 80% of the fair value (as determined in good faith by the Board of Directors) of the total consideration is attributable to common stock.

                  (b) A "Repurchase Event" shall have occurred if a Fundamental Change shall have occurred unless (i) the current market price of the Common Stock per share (which shall be deemed to be the average of the daily Closing Prices of the Common Stock for the 5 (five) consecutive Trading Days before the Fundamental Change) is at least equal to the conversion price per share of the Securities in effect immediately preceding the time of such Fundamental Change, or (ii) (A) the consideration, in the transaction or event giving rise to a Fundamental Change, to the holders of Common Stock consists of (w) cash, (x) securities (other than common stock) that are, or immediately upon issuance will be, listed on a national securities exchange or quoted in the NASDAQ National Market System, or (y) common stock that is, or immediately upon issuance will be, listed on a national securities exchange or approved for quotation in any NASDAQ System or similar system of automated dissemination of quotations of securities prices, or (z) any combination of cash and such securities including common stock, and (B) the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the daily Closing Prices of such securities during the 10 (ten) consecutive Trading Days commencing with the sixth Trading Day following consummation of such transaction or event) is at least 105% of the conversion price of the Securities in effect on the date immediately preceding the closing date of such transaction or event.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                            COMPLETE MANAGEMENT, INC.



                                              By:_________________________
                                              Name:_______________________
                                              Title:______________________
Attest:




                                              CHEMICAL BANK



                                              By:_________________________
                                              Name:_______________________
                                              Title:______________________
Attest:

STATE OF NEW YORK                             )
                                                ss.:
COUNTY OF NEW YORK                            )

         On the day of June, 1996, before me personally came , to me known, who, being by me duly sworn, did depose and say that he/she is the of COMPLETE MANAGEMENT, INC., one of the corporations described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of such corporation.




                                       Notary Public


STATE OF NEW YORK                      )
                                         ss.:
COUNTY OF NEW YORK                     )

         On the day of June, 1996, before me personally came , to me known, who, being by me duly sworn, did depose and say that he/she is the of CHEMICAL BANK, one of the corporations described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by authority of the Board of Directors of such corporation.




                                       Notary Public